UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2023

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	47-4626057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Davis Street, Suite 600

Evanston, IL 60201

(Address of principal executive offices, including zip code)

(847) 871-0377

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 4, 2023, after completing a review of the strategic options available to Aptinyx Inc. (the “Company”), the Company’s board of directors (the “Board”) deemed it in the best interests of the Company and its stockholders that the Company be dissolved.

Plan of Dissolution

On May 4, 2023, the Board of the Company approved a plan of liquidation and dissolution of the Company (the “Plan of Dissolution”), subject to the approval of the Company’s stockholders. The Company intends to call a special meeting of stockholders (the “Special Meeting”) to seek approval of the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission as soon as practicable. A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Resignation of Directors

Following the approval of the Plan of Dissolution by the Board, on May 4, 2023, Henry O. Gosebruch, Terry Gould, Adam M. Koppel, Joan W. Miller, Rachel E. Sherman, Norbert G. Riedel, and Andrew Kidd, each notified the Company of their respective resignations as members of the Company’s board of directors, effective immediately. The resignations of Henry O. Gosebruch, Terry Gould, Adam M. Koppel, Joan W. Miller, Rachel E. Sherman, Norbert G. Riedel, and Andrew Kidd from the Company’s board of directors were not due to any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

Departure of Executive Officers

In connection with the Plan of Dissolution described above, certain members of the executive team at the Company were terminated from their positions. Each of Andy Kidd, Chief Executive Officer and principal executive officer of the Company, Ashish Khanna, Chief Business Officer and Chief Financial Officer, principal financial officer and principal accounting officer of the Company, and Norbert Riedel, Executive Chairman of the Company, has agreed on a separation from the Company effective as of May 5, 2023 (the “Separation Date”), and each has entered into a separation agreement with the Company whereby each of them will receive their severance and health benefits payments in a lump sum cash payment following their termination. Following the Separation Date, each of them will be entitled to the benefits in connection with a termination without cause in connection with a dissolution in accordance with their existing employment agreements with the Company, the form of which is filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, except that the severance benefits they may be entitled to under their respective employment agreement with the Company shall be made as lump sum payments.

Mr. Kidd has entered into a consulting arrangement with the Company, pursuant to which he will continue to act as the chief executive officer and will act as the interim principal executive officer, principal financial officer and principal accounting officer of the Company and provide certain additional services to the Company following the Separation Date, and will be compensated in the amount of $375 per hour. This agreement can be terminated at any time by the Company, and by Mr. Kidd with thirty (30) days’ notice.

Election of Director and Officer

In connection with the approval of the Plan of Dissolution, the Board appointed Craig Jalbert, age 61, as the Company's President, Treasurer, Corporate Secretary, effective May 5, 2023, and a Class I director, effective May 4, 2023. The term of the Company’s Class I directors, including Mr. Jalbert, expires on the date of the Company’s annual meeting of stockholders to be held in 2025 or upon the election and qualification of successor directors. Mr. Jalbert has not been appointed to any committee of the Board and as of the date hereof is not expected to be appointed to any committee of the Board.

Mr. Jalbert has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years he has focused his practice in distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind-down phases.

In connection with his appointment and the Plan of Dissolution, Mr. Jalbert will be compensated in the amount of $10,000 per month. If the stockholders approve the dissolution and the Board determines to implement the dissolution, following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, Mr. Jalbert will be compensated in the amount of $50,000 per year for a period of three years. There is no arrangement or understanding pursuant to which Mr. Jalbert was appointed to the Board. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Following Mr. Jalbert’s appointment, the Board shall consist of two directors, Mr. Jalbert and Robert J. Hombach.

As previously disclosed, including in the Company’s Current Report on Form 8-K filed on December 8, 2022, the Company is not in compliance with Nasdaq listing requirements with regard to the minimum bid price of its common stock and the minimum number of audit committee members. As a result of the resignation of the members of the Board described above, the Company is not in compliance with certain additional Nasdaq listing requirements relating to Board and Board committee composition. As a result of the Board’s approval of the Plan of Dissolution, the Company does not intend to take steps to remedy its non-compliance with the Nasdaq listing requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure included under Item 8.01 above is incorporated by reference herein.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information and Where to Find It

The Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the planned dissolution. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Certain Information Concerning Participants

Aptinyx and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the planned dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company's stockholders in connection with its planned dissolution, and any interest they have in the planned dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about the Company’s directors and executive officers is set forth in its most recent annual report on Form 10-K, filed with the SEC on March 30, 2023, as amended on April 28, 2023. These documents may be obtained for free at the SEC's website at www.sec.gov.

Forward Looking Statements

Certain statements in this report constitute “forward-looking statements” of the Company within the meaning of applicable laws and regulations and constitute “forward-looking information” within the meaning of applicable securities laws. Any statements contained herein which do not describe historical facts, including statements regarding the Company’s Plan of Dissolution and the related Special Meeting are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that the Company’s stockholders will not realize any value in the Company’s shares or that the Plan of Dissolution will not be able to be completed in a timely manner, or at all, as well as those risks identified in the Company’s filings with the Commission, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2022, and subsequent filings, with the Commission, available on the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations and cash flows and the amount of time the Company can meet its operational and capital needs. The Company cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Dissolution of Aptinyx Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptinyx Inc.

Date: May 5, 2023	By:	/s/ Andy Kidd
Andy Kidd
Chief Executive Officer